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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) - May 14, 2004
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                         NORTH FORK BANCORPORATION, INC.
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             (Exact name of Registrant as specified in its charter)



          Delaware                     1-10458                   36-3154608
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State or other jurisdiction     (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)



275 Broadhollow Road
Melville, New York                                                  11747
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code: (631) 844-1004
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ITEM 9. Regulation FD Disclosure
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     North Fork Bancorporation, Inc. issued a press release today (See Exhibit
99.1) announcing that it has completed the acquisition of The Trust Company of New Jersey (NASDAQ:TCNJ); a $4.2 billion commercial bank. North Fork further reported the successful integration of the operations and system conversions associated with this transaction. Accordingly, effective today, the former Trust Company branch network commenced operations as North Fork Bank branches.


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                                    SIGNATURE
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     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 17, 2004




NORTH FORK BANCORPORATION, INC.


By:

/s/ Daniel M. Healy
---------------------------
Daniel M. Healy
Executive Vice President /
Chief Financial Officer


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